UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 3, 2020

GoDaddy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36904		46-5769934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

14455 N. Hayden Road	Scottsdale	Arizona	85260
(Address of Principal Executive Offices)			(Zip Code)
(480) 505-8800
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	GDDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On June 3, 2020, GoDaddy Inc. (the "Company") held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) over the Internet via live webcast. Present at the Annual Meeting virtually or by proxy were holders of 151,148,533 shares of the Company's capital stock, constituting a quorum for the transaction of business. The stockholders voted on the following proposals at the Annual Meeting:
1.to elect three Class II directors to serve until the 2023 annual meeting of stockholders and until their successors are duly elected and qualified, subject to earlier death, resignation or removal;
2.to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020; and
3.to approve named executive officer compensation in a non-binding advisory vote.
For more information about the foregoing proposals, see the Company’s proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on April 23, 2020.
The voting results for each of the proposals are as follows:
1. Election of Directors

Nominee	For	Withheld	Broker Non-votes
Mark Garrett	119,253,604	25,776,992	6,117,937
Ryan Roslansky	118,125,250	26,905,346	6,117,937
Lee E. Wittlinger	117,912,850	27,117,746	6,117,937
Each director nominee was duly elected to serve until the 2023 annual meeting of stockholders and until their successor is duly elected and qualified, subject to earlier death, resignation or removal.
2. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained
150,256,790	857,692	34,051
The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.
3. Advisory Vote on Compensation of the Company’s Named Executive Officers

For	Against	Abstained	Broker Non-votes
93,326,013	51,624,780	79,803	6,117,937
The stockholders approved the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GODADDY INC.

Date:	June 5, 2020	/s/ Ray E. Winborne
Ray E. Winborne
Chief Financial Officer